FINANCIAL INVESTORS TRUST

Emerald Small Cap Value Fund

(the “Fund”)

Supplement dated February 12, 2021

to the Fund’s

Prospectus and Statement of Additional Information

dated August 31, 2020, as supplemented

As previously disclosed, on December 8, 2020, the Board of Trustees (the “Board”) of Financial Investors Trust (the “Trust”), based upon the recommendation of Emerald Mutual Fund Advisers Trust (the “Adviser”), the investment adviser to the Fund, a series of the Trust, determined to close and liquidate the Fund on or about January 11, 2021. The date for such liquidation is now expected to be on or about February 26, 2021 (the “Liquidation Date”).

If the Fund has not received your redemption request or other instruction prior to the close of business on the Liquidation Date, your shares will be redeemed, and you will receive proceeds representing your proportionate interest in the net assets of the Fund as of the Liquidation Date, subject to any required withholdings. As is the case with any redemption of fund shares, these liquidation proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed. If the redeemed shares are held in a qualified retirement account such as an IRA, the liquidation proceeds may not be subject to current income taxation under certain conditions. You should consult with your tax adviser for further information regarding the federal, state and/or local income tax consequences of this liquidation that are relevant to your specific situation.

Please retain this supplement for future reference